Exhibit 32.2
CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Certification of the Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Annual Report of Perfumania Holdings, Inc. (the “Company”) on Form 10-K for the year ended February 2, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Donna L. Dellomo, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	By: /S/ Donna L. Dellomo
Donna L. Dellomo
Vice President and Chief Financial Officer
May 3, 2013